                                 AVALON CAPITAL, INC.

                  SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 22, 1995
                             FOR NEW JERSEY RESIDENTS ONLY


Avalon Capital, Inc. may invest in options in order to hedge against the risk of changes in the market value of securities that it holds, or intends to add, to its portfolio. Officials in the New Jersey Bureau of Securities believe that these investments are "derivatives," that shares of the Fund may therefore be considered speculative and that an investment in the fund may involve significant risks. The Company's use of options to hedge against risk, and the risks associated with these instruments, are discussed on pages 9 and 10 of the prospectus.

                                                               February 9, 1996

PROSPECTUS
                              AVALON CAPITAL, INC.
                                                                       [LOGO]
                        3,000,000 SHARES OF COMMON STOCK
                               ------------------

    Avalon Capital, Inc. (the "Company") is a non-diversified closed-end management investment company. The Company's primary investment objective is long-term capital appreciation. The Company will seek to achieve its objective by investing in a portfolio of securities that possess fundamental investment value and may be purchased at a reasonable cost. There is no assurance that the Company will achieve its objectives. See "The Company and its Objectives, Policies, and Risks."

    Hutner Capital Management, Inc. ("Hutner Capital Management") is the Company's investment adviser. The address of the Company and Hutner Capital Management is 14 Wall Street, New York, New York 10005-2133, and its telephone number is (212) 577-8400. Forum Financial Services, Inc. ("Forum") is the Company's administrator. The address of Forum is Two Portland Square, Portland, Maine 04101, and its telephone number is (207) 879-0001.

    Prior to this offering, there has been no public market for the common stock of the Company. The Company has filed an application for listing of its common stock on the Nasdaq National Market. There is no assurance that the Company's application will be approved prior to the completion of the initial offering period. In such event, there will not be a secondary trading market for the Company's common stock, and it will be illiquid pending approval of the listing by Nasdaq.

    To provide additional shareholder liquidity, the Company has adopted a fundamental policy that requires it to make an annual repurchase offer to purchase a specified percentage (currently 5%) of the company's outstanding shares at the then-current net asset value. The initial repurchase offer will occur in February, 1996. The Company may also, at its sole discretion, sell additional shares on its annual repurchase date. See "Repurchase Offers."

    The Company's common stock is being offered and sold by the Company through broker-dealers, including Forum Financial Services, Inc. (the "Distributor"), that are members of the National Association of Securities Dealers, Inc. The Distributor and the other broker-dealers will be offering and selling the Company's common stock on a "best-efforts" basis. No arrangement has been made to place funds received in an escrow, trust, or similar arrangement. It is anticipated that this offering will terminate on October 31, 1995.

                                                        PRICE TO                         PROCEEDS TO
                                                       PUBLIC (1)       SALES LOAD       COMPANY (2)
Total Minimum......................................      $10.00             $0             $10.00
Total Maximum......................................  $30,000,000.00         $0         $30,000,000.00

(1) The shares are being offered on a "best-efforts" basis at a price equal to net asset value, which as of the date of this prospectus is $10.00 per share, without a sales charge.

(2) Before deducting offering expenses payable by the Company estimated at $33,500.00. These expenses will be amortized over a five year period and charged as expenses against the income of the Company, assuming that all shares currently registered are sold.
                           --------------------------

    The Prospectus sets forth concisely information about the Company that a prospective investor ought to know before investing. Investors are advised to read this Prospectus carefully and retain it for future reference. A Statement of Additional Information about the Company has been filed with the Securities and Exchange Commission and is available, without charge, upon writing or calling Forum at the above location. The Statement of Additional Information has been incorporated by reference into this Prospectus. The table of contents of the Statement of Additional Information appears on page 22 of this Prospectus.
                            ------------------------

    INVESTORS SHOULD BE AWARE THAT SHARES OF A CLOSED-END EQUITY FUND TEND TO TRADE FREQUENTLY AT A DISCOUNT. ACCORDINGLY, AN INVESTOR WHO PURCHASES THE COMMON STOCK OF THE COMPANY IN THIS INITIAL PUBLIC OFFERING MAY HAVE A RISK OF LOSS TO CAPITAL WHEN SUCH SHARES COMMENCE PUBLIC TRADING.

     The date of this Prospectus and the Statement of Additional Information is
                              September 22, 1995.
                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE  COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
        COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         FORUM FINANCIAL SERVICES, INC.

                               PROSPECTUS SUMMARY

    THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS.

THE COMPANY.......................  Avalon  Capital,  Inc.  (the   "Company")  is  a   newly
                                    organized non-diversified closed-end management
                                    investment company. See "The Company and its Objectives,
                                    Policies and Risks."

THE OFFERING......................  The  Company  is offering  and selling  up to  3 million
                                    shares  of   its   common   stock   through   registered
                                    broker-dealers  including Forum Financial Services, Inc.
                                    (the "Distributor")  on  a "best-efforts"  basis  at  an
                                    offering  price  of $10.00  per  share, without  a sales
                                    charge. See "Plan of Distribution."

INVESTMENT OBJECTIVES.............  The Company  will  seek  to achieve  its  objectives  by investing  in  a  portfolio of  securities  that possess
                                    fundamental investment value and  may be purchased at  a
                                    reasonable  cost (the "Business Valuation Approach"). In
                                    applying the Business Valuation Approach, the investment
                                    adviser will: (1)  view each investment  as a  business;
                                    (2) think independently; (3) emphasize high returns; (4)
                                    seek  sustained business excellence; (5) seek businesses
                                    that consider shareholder interests;  (6) seek to pay  a
                                    reasonable  price; and (7) invest for the long term. See
                                    "The Company and its Objectives, Policies and Risks."

INVESTMENT ADVISER................  Hutner  Capital   Management,  Inc.   ("Hutner   Capital
                                    Management" or the "investment adviser") will act as the
                                    Company's  investment  adviser.  The  Company  will  pay
                                    Hutner Capital  Management a  monthly fee  at an  annual
                                    rate  of  1% of  the average  weekly  net assets  of the
                                    Company. This fee is higher than that paid by many other
                                    investment  companies.  Hutner  Capital  Management  was
                                    founded in 1995.
                                    Hutner Capital Management may from time to time contract
                                    with other service providers to perform support services
                                    that  aid Hutner Capital  Management advise the Company.
                                    These agreements will be subject to the approval of  the
                                    Company's  Board  of  Directors  and  will  comply  with
                                    applicable law. At this time, Hutner Capital  Management
                                    has  entered into an  Investment Research Agreement with
                                    Pulsifer and Hutner  Incorporated, an organization  that
                                    is   affiliated  with  Hutner  Capital  Management.  See
                                    "Management of the Company."

ADMINISTRATOR.....................  Forum Financial Services, Inc. ("Forum") will act as the
                                    Company's administrator. The  Company will  pay Forum  a
                                    monthly  fee at  an annual rate  of .25%  of the average
                                    weekly net assets of the  Company, subject to an  annual
                                    minimum fee of $25,000. See "Management of the Company."

DISTRIBUTIONS.....................  The   Company's   policy   is  to   distribute   to  its
                                    shareholders all of  its net investment  income and  net
                                    realized  capital  gains,  if any,  for  each  year. All
                                    distributions   to   shareholders   whose   shares   are
                                    registered  in  their  own names  will  be automatically
                                    reinvested in additional shares  of the Company,  unless
                                    they  elect to  receive cash.  Shareholders whose shares

                                    are held  in the  name  of a  broker or  nominee  should
                                    contact  such broker or nominee  to determine whether or
                                    how they  may  participate  in  the  Company's  dividend
                                    reinvestment  plan. See "Taxes"  and "Automatic Dividend
                                    Reinvestment Plan."

ESTIMATED EXPENSES................  The  Company's  annual  operating  expenses,   including
                                    advisory  and  administrative  fees  and  other expenses
                                    (excluding interest expenses),  based on  net assets  of
                                    $20  million, are estimated to be approximately $370,000
                                    (1.85%  of  net  assets)  in  its  first  full  year  of
                                    operations.  The  Company's organizational  expenses are
                                    estimated to be $95,500.00 and will be amortized over  a
                                    period not to exceed 60 months from the date the Company
                                    commences  operations.  See  "Summary  of  the Company's
                                    Expenses" and "Management of the Company."

REPURCHASE OF SHARES..............  Beginning  in   February,   1996   and   each   February
                                    thereafter,  the Company will  make an annual repurchase
                                    offer to purchase a specified percentage (currently  5%)
                                    of  the Company's outstanding shares at the then-current
                                    net asset  value.  The company  may  also, at  its  sole
                                    discretion,   sell  additional  shares   on  its  annual
                                    repurchase date. See "Repurchase Offers."

LISTING...........................  The Company  has filed  an application  for listing  its common  stock on the Nasdaq National Market. There is no
                                    assurance that this application  will be approved  prior
                                    to  the completion  of the  initial offering  period. In
                                    such event, no secondary trading market will develop and
                                    the Company's  common  stock will  be  illiquid  pending
                                    approval by Nasdaq of the listing application.

                          SPECIAL RISK CONSIDERATIONS

    An investment in the Company's common stock cannot be considered a complete investment program. Because the Company's investment portfolio will be non-diversified, the shares may be subject to greater risk than the shares of a closed-end investment company whose portfolio is diversified.

    Shares of a closed-end equity fund tend to trade frequently at a discount. Accordingly, an investor who purchases the common stock of the Company in this initial public offering may have a risk of loss to capital when such shares commence public trading.

    In the event that the Company's application for listing on the Nasdaq National Market is not approved, no secondary trading market will develop and the Company's common stock will be illiquid.

    The Articles of Incorporation of the Company include certain "anti-takeover" provisions requiring the approval of three-quarters of the outstanding voting stock for certain transactions. In addition, the Articles of Incorporation provide that the Board of Directors is to consist of three classes of directors, one class to be elected each year. These provisions and others in the Articles of Incorporation could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to gain control in a tender offer, proxy contest or similar transaction. See "The Company and its Objectives, Policies and Risks" and "Capital Stock of the Company."

                       SUMMARY OF THE COMPANY'S EXPENSES

    The expense summary below was developed to help you make your investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Company's investment objective.

A.  SHAREHOLDER TRANSACTION EXPENSES

    Sales Load (as a percentage of offering price)                          None

B.  ESTIMATED ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

Advisory Fees................................................................        1.00%
Administration Fees..........................................................        0.25%
Other Expenses...............................................................        0.60%
                                                                                     ----
Total Estimated Annual Expenses..............................................        1.85%
                                                                                     ----
                                                                                     ----

C.  EXAMPLE:

    The purpose of the following table is to assist you in understanding the various costs and expenses that an investor in the Company would bear directly or indirectly. You would pay the following expenses on a $1,000 investment in the Company, assuming a 5% annual return:

                             1 YEAR     3 YEARS
                            ---------  ---------
                             $19.00     $58.00

    A. SHAREHOLDER TRANSACTION EXPENSES represent charges paid when you purchase shares of the Company.

    B. ESTIMATED ANNUAL EXPENSES are based on the Company's anticipated expenses for the current fiscal year, assuming net assets of $20 million. "Other Expenses" are based on estimated amounts for the current fiscal year.

    C. THE EXAMPLE OF EXPENSES is a hypothetical example that illustrates the expenses associated with a $1,000 investment in the Company over periods of one and three years, based on the estimated expenses in the above table and an assumed annual rate of return of 5%. THE 5% RETURN AND EXPENSES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

               THE COMPANY AND ITS OBJECTIVES, POLICIES AND RISKS

THE COMPANY

    The Company is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), that was incorporated on March 14, 1995 under the laws of the State of Maryland. The Company's primary investment objective is to provide investors with long-term capital appreciation by investing in a portfolio of securities that possess fundamental investment value and may be purchased at reasonable cost. No assurance can be given that the Company's investment objective will be achieved.

USE OF PROCEEDS

    The net proceeds of this offering, after deduction of the organizational and offering expenses (estimated to be $129,000.00), will be invested in accordance with the policies set forth below under "Investment Objectives and Policies." A portion of the organization and offering expenses of the Company has been advanced by the Adviser and may be repaid by the Company upon closing of this offering.

    The Company estimates that the net proceeds of this offering will be fully invested in accordance with the Company's investment objectives and policies, within six months of this initial offering. Pending such investment, the proceeds may be invested in U.S. Government securities, investment grade short-term money market instruments or other short-term securities issued or guaranteed by banks.

INVESTMENT OBJECTIVES AND POLICIES

    The Company's primary investment objective is long-term capital appreciation. The Company will seek to achieve its objectives by investing in a portfolio of securities that possess fundamental investment value and may be purchased at a reasonable cost (the "Business Valuation Approach").

    In applying the Business Valuation Approach, the investment adviser will follow these investment principles:

    -VIEW EACH INVESTMENT AS A BUSINESS. In selecting securities, the investment adviser views common stock and other equity securities as units of ownership of a business as a going concern. Consistent with this view, the investment adviser will focus on businesses which he believes will generate high returns. In evaluating the potential future returns of a business, the investment adviser will, in general, give little weight to current market perceptions. Rather the investment adviser will consider such factors relating to a company as financial statements, profitability, return on equity, cash flow, asset values and the investment adviser's perception of management's expertise.

    -THINK INDEPENDENTLY. The investment adviser is wary of the irrational emotions and actions that periodically sweep through Wall Street and thus will generally avoid popular investment ideas. The investment adviser will base his investment decisions on the quality of a business, not its popularity. He will attempt to identify companies that he believes have, for one reason or another, been misappraised by the market.

    -EMPHASIS  ON  HIGH  RETURNS.  Whether  buying  publicly  traded  stock   or
     securities of a private company, the investment adviser will be always conscious of the Company's role as a business owner. Investment gains over the long run are determined by the return that a business earns on its owners' capital and the price paid to become an owner. The investment adviser considers a good measure of earning power to be a high return on equity (net profits divided by common equity) sustained over a period of time. Thus, the investment adviser will look for companies that consistently post a return on equity of 15-50% or more. Another measure of profitability the investment adviser will use is the cash generated by the business. The investment adviser will focus on businesses that do not require significant capital expenditures.

    -LOOK FOR SUSTAINED BUSINESS EXCELLENCE. Sustained business excellence is often due to some competitive advantage that allows a business to earn an unusually high rate of return consistently over long periods of time. The investment adviser will focus on companies with a clear business franchise, or competitive advantage in their market, due to factors such as industry structure, government regulations, superior management, and favorable reputation of services or products. In addition, these companies normally must display a proven record of healthy earnings growth.

    -INTEREST  IN BUSINESSES  THAT ARE  RUN WITH  THE SHAREHOLDERS  IN MIND. The
     investment adviser favors companies where management treats shareholders as partners by, for example, providing excellent communications with owners, employing reasonable compensation packages that don't compromise shareholders' earnings, refraining from engaging in insider transactions to the shareholders' detriment, maximizing shareholders' earnings through such methods as share repurchases and generally taking consistent action to maximize the value of the business for its owners.

    -SEEK TO PAY A REASONABLE PRICE. The Company will invest in companies where the investment adviser believes the return on the investment will be significantly greater than the risk-free rate of return, such as that on long-term U.S. Government bonds. The investment adviser will consider such measures of return as the earnings yield and estimated growth rate of earnings.

    -INVEST FOR THE LONG TERM. The objective of the investment adviser in managing the Company will be to increase wealth in a manner that reduces as much as possible the risk of permanent -- as opposed to quotational -- loss. The investment adviser will attempt to achieve very large long-term gains through the creation of business value. The Company will, in general, hold most investments for at least 5 years, unless changed circumstances dictate the disposition of the investment. However, the Company may also take shorter-term positions in stocks of companies in special situations such as mergers, acquisitions, legal proceedings, spin-offs, liquidations, bankruptcies, recapitalizations, or the like.

    While there is no general limit as to types of securities which can be purchased, most of the Company's investments are in marketable common stocks or marketable securities convertible into common stocks. Such securities may be traded on an exchange or in the over-the-counter market. The Company may also purchase Restricted Securities. As used herein, the term "Restricted Securities" means securities the transfer of which is limited by legal or contractual restrictions. See "Restricted Securities" below, for information regarding the Company's policies as to such purchases.

    TEMPORARY OR DEFENSIVE INVESTMENTS. Securities other than common stock or securities convertible into common stock may be held from time to time, but the Company will not normally invest in fixed income securities except for defensive purposes or to temporarily employ uncommitted cash balances. Such action for defensive purposes would be taken in the belief that future growth may be at an unacceptable rate or that there is an undue risk of market decline. While investment for defensive purposes could reduce the risk of market declines, such a policy cannot eliminate risk or completely protect against fluctuations in the value of the Company's assets. The amount invested for defensive purposes and the length of time which such investments may be maintained will depend primarily upon the investment adviser's judgment as to market and other conditions and will not be subject to limitations. The kinds of securities in which the Company may invest for defensive purposes would include investment
grade   corporate  debt   securities,  preferred  stocks   and  U.S.  Government
securities, or funds may be retained in cash or cash equivalents. Investment grade corporate debt securities that are rated in the lowest category of investment grade may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade debt securities. The Company does not have a policy as to whether it will retain or dispose of a debt security whose rating drops below investment grade. Temporary investments of uncommitted cash balances will be made in U.S. Government securities and investment grade short-term money market instruments, and short-term securities issued or guaranteed by banks.

    FOREIGN SECURITIES. The investment adviser believes that the Company's investment in foreign securities will be made primarily through the purchase of the common stock of foreign companies that are traded in the United States or the purchase of American Depository Receipts ("ADR's"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. Investments by the Company in the common stock of foreign companies which are traded in the United States or in ADR's may involve considerations and risks that are different in certain respects from an investment in securities of U.S. companies. Such risks concerning the direct investment in foreign securities by the Company are similar to a lesser degree to those described below. The Company also may invest in selected foreign securities that, in the Adviser's opinion, will enable the Company to take advantage of additional opportunities that are consistent with its investment objective of long-term capital appreciation. No more than 20% of the total assets of the Company may be invested in foreign securities, and the Company anticipates that under normal circumstances its investments in foreign securities will range between 5 and 10% of the Company's total assets. Investing in foreign securities involves certain risks including those set forth below, which are not typically associated with investing in domestically traded securities.

    In general, the Company will only invest in foreign securities that can be purchased and sold on foreign stock exchanges or over-the-counter markets. Fixed commissions and other transaction costs on foreign stock exchanges are generally higher than negotiated commissions and other such costs on United States exchanges. There is generally less governmental supervision and regulation of foreign stock exchanges, brokers and issuers than in the United States. In addition, foreign stock markets, with certain exceptions, are not as developed or efficient as those in the United States. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, tend to be less liquid and exhibit greater price volatility.

    Certain of the foreign securities in which the Company may invest will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the Securities and Exchange Commission. As a result, there may be less publicly available information about a foreign company or a foreign security than about a domestic company or a domestically traded security. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies.

    The custody of foreign securities is generally maintained abroad, and the costs and risks involved are generally higher than the costs and risks of maintaining custody of securities in the United States. With respect to some foreign countries, there may exist the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the net amount of income available for distribution to stockholders. Certain countries have entered into tax treaties with the U.S. that reduce the tax on U.S. taxpayers. There is no assurance, however, that the Company will be able to take advantage of any such tax treaties or that the Company or its stockholders will ever be able to claim any foreign tax credit, for U.S. income tax purposes, on account of any such foreign income taxes. In addition, the dividends received deduction generally will not be available to either the Company or its shareholders with respect to dividends received from foreign corporations.

    Investments in foreign securities frequently involve currencies of foreign countries, and because the Company may hold funds in foreign currencies pending completion of investment programs, the

Company, therefore, may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations including, but not limited to, action by a foreign government to devalue its currency. There is no guarantee that the Company or the Adviser will correctly anticipate currency fluctuations. Accordingly, if the Company's funds are maintained in investments denominated in foreign currencies during periods when the value of the U.S. dollar is appreciating relative to those foreign currencies, the Company will experience losses. The Company will also incur service charges in connection with each currency conversion.

    As a non-diversified investment company, the Company has no specific policy on diversification of assets nor is it intended that the Company will have any such policy in the future. However, the Company intends to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Company will diversify its assets so that, at the close of each quarter of its taxable year: (a) at least 50% of the total value of its assets are represented by cash and cash items, government securities and other securities with respect to which the Company will not invest more than 5% of its total assets, at market value, in the securities of any one issuer or more than 10% of the outstanding voting securities of any one issuer and (b) not more than 25% of the total value of its assets are invested in securities of any one issuer or of any two or more issuers controlled by the Company which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar or related trades or businesses. Changes in the market value of securities in the Company's portfolio generally will not cause the Company to cease to qualify as a regulated investment company unless any failure to satisfy these restrictions exists immediately after the acquisition of any security or other property and is wholly or partly the result of such acquisition.

    The Company will observe a non-fundamental policy of not investing for the purpose of exercising control or management, even though it may take substantial positions in securities of small companies and in certain circumstances this may result in the acquisition of such control. Such circumstances could arise, for example, when existing controlling persons of an issuer dispose of their holdings to larger groups or to the public or where an issuer defaults to the Company on its obligations pursuant to the provisions of a purchase agreement or instrument governing the rights of a senior security held by the Company.

NON-FUNDAMENTAL INVESTMENT PRACTICES AND RISKS

    In order to achieve its investment objectives, the Company may engage in the following non-fundamental investment practices.

    PURCHASING PUT AND CALL OPTIONS ON SECURITIES. The Company may purchase covered put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Company, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Company will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs, but it will retain the ability to benefit from future increases in market value.

    The Company may also purchase covered call options to hedge against an increase in prices of securities it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Company, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Company will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs, but it limits the loss it will suffer if the security declines in value to such premium and transaction costs.

    WRITING COVERED CALL OPTIONS ON SECURITIES. The Company may write covered call options on optionable securities of the types in which they are permitted to invest from time to time as determined appropriate in seeking to attain its objective. Call options written by the Company give the holder the right to buy the underlying securities from the Company at a stated exercise price.

    The Company will receive a premium for writing a covered call option, which increases the Company's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a covered call option, the Company limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

    The Company may terminate an option that it has written prior to the option's expiration by entering into a closing purchase transaction in which an option is purchased having the same terms as the option written. The Company will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Company.

    The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

    LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Company may lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made to any companies affiliated with the Company. The borrower at all times during the loan must maintain with the lending Company cash or cash equivalent collateral equal in value at all times to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Company any dividends or interest paid on such securities, and the Company may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral. The Company will have the right to regain record ownership of loaned securities to exercise beneficial rights, such as voting rights and subscription rights. There is the risk of failure by the borrower to return the securities involved in such transaction.

    ILLIQUID SECURITIES. The Company has adopted the following non-fundamental investment policy, which may be changed by the vote of the Board of Directors. The Company will not invest in illiquid securities (including restricted securities) if immediately after such investment more than 15% of the Company's total assets (taken at market value) would be invested in such securities. This limitation may be subject to additional restrictions imposed by jurisdictions in which the Company's shares are offered for sale. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) participation interests in loans that are not subject to puts, and (c) repurchase agreements not terminable within seven days.

    RESTRICTED SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.

    In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    The Securities and Exchange Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers.

    As stated above under "Illiquid Securities," the Company may invest up to 15% of its total assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration.

    CERTAIN RISKS ASSOCIATED WITH ILLIQUID AND RESTRICTED SECURITIES. The sale of illiquid and restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The Company may not be able to sell certain restricted or illiquid securities in a timely manner or the price obtainable upon resale may not be the anticipated price, especially if adverse market conditions occur during the interim period.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

    In pursuing its investment objective, the Company's investment activity is limited by certain policies and investment restrictions. The following fundamental policies and investment restrictions have been adopted by the Company and cannot be changed without approval by the vote of a majority of the outstanding voting securities of the Company, as defined in the Investment Company Act.

    The Company may not:

    1. Issue senior securities, except as provided in restriction number 2 below.

    2. Borrow money, except that the Company may borrow from banks (including the Company's custodian bank) and enter into reverse repurchase agreements as a temporary defensive measure for extraordinary or emergency purposes, and then only in amounts not exceeding 10% of its total assets, taken at market value, and may pledge amounts of up to 20% of its total assets, taken at market value, to secure such borrowings. For purposes of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options shall be deemed to be the issuance of a senior security. Whenever bank borrowings and the value of the Company's reverse repurchase agreements exceed 5% of the value of the Company's total assets, the Company will not make any additional purchases of securities for investment purposes.

    3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Company's total assets, taken at market value, would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities but will apply to foreign government obligations unless the SEC permits their exclusion.

    4. Make loans, although the Company may (a) purchase money market securities and enter into repurchase agreements, (b) acquire bonds, debentures, notes and other debt securities, governmental obligations and certificates of deposit, and (c) lend portfolio securities.

    5. Purchase a security if, as a result, with respect to 50% of the value of the Company's total assets, taken at market value, (i) more than 5% of the Company's total assets, taken at market value, would be invested in the securities of any one issuer (including repurchase agreements with any one entity), except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Company.

    6. Underwrite securities of other persons, except to the extent that the Company may be deemed to be an underwriter within the meaning of the Securities Act, in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

    7. Purchase or sell real estate or interests in real estate (except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities).

    8. Purchase or sell commodities or commodity contracts, except that the Company may purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

    The following non-fundamental policies and investment restrictions have been adopted by the Company and cannot be changed without approval by the vote of a majority of the Board of Directors. The Company may not:

    1. Purchase any security on margin, except that the Company may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Company of initial or variation margin in connection with futures or related options transactions shall not be considered the purchase of a security on margin.

    2. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

REPURCHASE OFFERS

    REPURCHASE OFFER POLICIES. The Company has adopted certain repurchase policies as fundamental policies which may not be changed without the vote of the holders of a majority of the Company's outstanding voting securities (as determined under the 1940 Act). The Company will offer to repurchase shares at annual intervals commencing in February, 1996. The Company will establish a maximum of fourteen days prior to the deadline for repurchase requests and the applicable repurchase date such that repurchases of shares may occur on the last business day of February of each year commencing February 29, 1996. The Board of Directors is authorized to establish other policies relating to repurchases of shares that are consistent with the 1940 Act.

    REPURCHASE PROCEDURES. Shareholders will be entitled to redeem shares through the Company's annual offer to repurchase shares. Additional dates for repurchases of shares may be established by the Board of Directors in its sole discretion, not more frequently than once every two years. Shares rendered by shareholders on any repurchase date will be repurchased, subject to the aggregate repurchase amounts established for any such dates, at the then current net asset value per share. Repurchase proceeds will be repaid, in cash, within seven days after each of the Company's repurchase dates (a "Repurchase Payment Deadline"). The Company may deduct a repurchase fee from the repurchase proceeds equal to no more than 2% of the proceeds which is intended to compensate the Company for expenses related to the repurchase offer.

    REPURCHASE AMOUNTS. The number of shares that the Company will offer to repurchase on any repurchase date (the "Repurchase Offer Amount") will be determined by the Board of Directors, in its sole discretion, but will be at least 5% and no greater than 25%, of the total number of shares outstanding on any such date. Currently, the Board has determined that the initial repurchase offer will be set at 5%; however, this may change prior to the date of the repurchase offer at the sole discretion of the Board of Directors.

    ADDITIONAL SALES OF SHARES. The Board of Directors has the right, but not the obligation, to cause the Company to sell additional shares on the Company's annual repurchase date. Sales of additional shares may be made to current shareholders and to qualified investors who are not currently shareholders. Proceeds from the offering of additional shares may be used to finance the Company's repurchase offer, to purchase additional portfolio securities or to reduce the amount of borrowing or indebtedness incurred by the Company. The purchase price for any such shares shall be the then-current net asset value per share.

    NOTICES. Notice of a discretionary repurchase offer at net asset value will be given to each shareholder of record between twenty-one (21) and forty-two
(42) days before each repurchase request deadline. Such notice will state the repurchase offer amount and any fees applicable to such repurchase, the dates of the repurchase request deadline, repurchase pricing date, and repurchase payment deadline. Shareholders will be advised of the risk of fluctuation in the net asset value between the repurchase request deadline and the repurchase pricing date, and the possibility that the Company may use an earlier repurchase pricing date under certain circumstances. Procedures by which shareholders may tender their shares, the procedures by which the Company may repurchase such shares on a pro rata basis, and the circumstances in which the Company may suspend or postpone a repurchase offer will be set forth in the notice to shareholders. Procedures by which shareholders may withdraw or modify their tenders until the repurchase request deadline will also be set forth in the notice. Finally, the notice will set forth the net asset value of the shares to be repurchased no more than seven days before the date of notification, and the means by which shareholders may ascertain the net asset value thereafter, as well as the market price of the shares, if any, on the date on which the net asset value was computed, and the means to determine the market price thereafter.

    If shareholders tender more than the repurchase offer amount, the Company may repurchase an additional amount of stock, not to exceed two percent (2%) of the shares outstanding on the repurchase request deadline. The Company will repurchase the shares tendered on a pro rata basis. The Company may, however, accept all tender offers of shareholders who own less than one hundred shares and who tender all their shares, before prorating other tender offers, and may accept stock by lot when tendered by shareholders who tender all their shares and who elect to have either all or none or at least a minimum amount or none accepted, if the Company first accepts all shares tendered by shareholders who do not so elect.

    The current net asset value of the Company's shares will be computed daily on the five business days before a repurchase request deadline, at such times to be determined by the Board of Directors. During the period from notification to shareholders of a repurchase pricing date, the Company will maintain liquid assets in an amount to 100 percent of the repurchase offer amount.

    The Company will not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the directors, including a majority of the directors who are not "interested persons" of the Company, as defined in the Investment Company Act. Further, the Company will suspend or postpone a repurchase offer only if certain regulatory requirements are met. The Company will give shareholders notice of any such suspension or postponement, and likewise will give notice of a renewed repurchase offer.

    In compliance with the Investment Company Act requirements for periodic repurchase offers, a majority of the Company's directors are directors who are not interested persons of the Company and the selection and nomination of such directors is within the discretion of those directors.

    The Company may borrow to fund repurchases of shares. If the Company must liquidate portfolio securities to purchase shares, the Company may be required to sell portfolio securities for other than investment purposes and may realize gains and losses. Gains realized on securities held for less than three months may affect the Company's ability to retain its status as a regulated investment company under the Code, because of the Code's limitation that the portion of the Company's annual gross income that may be derived from the sale or disposition of securities held less than three months must be less than 30%; additionally, such gains may reduce the ability of the Company to sell other securities held for less than three months that the Company may wish to sell for investment reasons. That inability may adversely affect the Company's ability to achieve its investment objective. See "Taxes."

    The Company may also make offers to repurchase shares of which it is the issuer pursuant to any other applicable rules of the SEC, in effect at the time of the offer.

                           MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

    The overall management of the business and affairs of the Company is vested in the Board of Directors. The Board of Directors approves all significant agreements between the Company and persons or companies furnishing services to the Company, including the Company's Advisory Agreement with Hutner Capital Management, the agreement with The First National Bank of Boston, N.A. as the custodian and the agreements with Forum Financial Services, Inc. as the principal underwriter and administrator. The day-to-day operations of the Company are delegated to the officers, subject always to the objective and policies of the Company and to the general supervision of the Board of Directors.

INVESTMENT ADVISER

    Hutner Capital Management, an investment adviser registered with the Securities and Exchange Commission, was incorporated in the State of New York on February 7, 1995. Daniel Hutner is the sole stockholder of Hutner Capital Management and serves as the Chairman of the Board and President. Mr. Hutner also serves as the President of Pulsifer and Hutner Incorporated ("Pulsifer & Hutner"), an investment adviser registered with the Securities and Exchange Commission and affiliate of Hutner Capital Management, and is the General Partner of Avalon Partners, L.P.

    Pulsifer & Hutner was established in 1925 by Hale Pulsifer, a pioneer of the investment counseling business. The firm has grown from a one person office to a purposely small staff of account managers. Today, Pulsifer & Hutner manages approximately $100 million in more than 150 accounts, including individuals, trusts, estates, institutions and pension and profit-sharing funds. Pulsifer & Hutner is located at 14 Wall Street, New York, New York 10005-2133.

    Although Hutner Capital Management has never managed a management investment company, Daniel Hutner is the General Partner and has managed Avalon Partners, L.P., a privately placed Delaware limited partnership with investment objectives that are substantially similar to those of the Company since the partnership's inception on October 1, 1990. Although not an investment company registered under the federal securities law with similar fees and expenses, this limited partnership has been managed by Mr. Hutner using substantially similar, though not in all cases, identical, investment strategies and techniques as those contemplated for use by the Company.

    Pursuant to the Advisory Agreement, Hutner Capital Management provides to the Company investment management and financial advisory services, including causing the purchase and sale of securities in the Company's portfolio subject at all times to the policies set forth by the Board of Directors. Under the terms of the Advisory Agreement, Hutner Capital Management supervises all aspects of the Company's investment operations.

    Hutner Capital Management will be paid, pursuant to the Advisory Agreement, a monthly fee from the Company calculated at an annual rate of 1.0% of its average weekly net assets. This fee is higher than those charged by most investment companies. Hutner Capital Management may however, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expense of the

Company. To the extent that they should do so, they may seek repayment of such deferred fees and absorbed expenses after this practice is discontinued. The Board of Directors has determined that it is reasonably possible that the Company will become large enough to permit such repayments.

    The  Company's  portfolio investment  decisions will  be provided  by Daniel
Hutner. At Pulsifer & Hutner, Mr. Hutner manages both individual and institutional portfolios specializing in common stock investments. Prior to joining Pulsifer & Hutner in 1981, Mr. Hutner was engaged in writing and editing on a wide variety of subjects including business, economics and science for the National Geographic Society, the Smithsonian Institution, Charles Owens and Associates, Inc. (publisher of the MONDAY MORNING REPORT) and others. In addition, Mr. Hutner provided research and consulting services with respect to various business and economic issues for National Economic Research Associates, Data Resources, Inc., and the Joint Economic Committee of Congress. Mr. Hutner graduated from Middlebury College in 1970 with a B.A. in Economics. He also received his M.A. in English from the University of Virginia in 1973 and his M.B.A. from New York University in 1984.

    Hutner Capital Management has entered into an Investment Research Agreement with Pulsifer & Hutner. Under the Investment Research Agreement, Pulsifer & Hutner will provide to Hutner Capital investment research relating to marketable securities useful to Hutner Capital in the performance of its activities under the Advisory Agreement. Hutner Capital from time to time will advise Pulsifer & Hutner as to the amount of the assets of the Company for which Pulsifer & Hutner may have sub-advisory responsibility, and such responsibility will be limited to that amount until modified by Hutner Capital. The Investment Research Agreement provides that, except to the extent expressly authorized by Hutner Capital, Pulsifer & Hutner has no authority to determine the nature or timing of changes in the portfolio of the Company or the manner of effecting such changes or to cause the purchase or sale of portfolio securities. Hutner Capital will delegate to Pulsifer & Hutner discretionary authority in varying degrees to purchase or sell portfolio securities for the Company, typically with limitations on maximum amounts of securities which may be purchased or sold and limitations on maximum purchase and minimum sale prices, outside of which limitations Pulsifer & Hutner would be required to consult with Hutner Capital. Hutner Capital Management will pay Pulsifer & Hutner a monthly fee calculated at an annual rate of 0.25% of the Company's average weekly assets for which Pulsifer and Hutner has responsibility for providing research and sub-advisory services.

    Prior to the registration of the Company, neither Hutner Capital Management, Pulsifer & Hutner nor Daniel Hutner have served as the investment adviser or portfolio manager of a registered management investment company. Therefore, an investment in the Company may be subject to a certain degree of additional risk because of the relative, collective inexperience of Hutner Capital Management, as the Company's adviser, Pulsifer & Hutner, as a provider of investment research to the Adviser and Daniel Hutner, in his capacity as the portfolio manager.

ADMINISTRATOR, DISTRIBUTOR, TRANSFER AGENT AND DIVIDEND PAYING AGENT

    Forum Financial Services, Inc. ("Forum") supervises administration of the Company pursuant to an Administration Agreement with the Company and serves as the Company's distributor pursuant to a Distribution Agreement. Forum and Forum Financial Corp. ("FFC"), the Company's distributor, transfer agent and dividend paying agent, are members of the Forum Financial Group of companies, and together provide a full range of services to the investment company and financial services industry. As of the date of this prospectus, Forum acted as administrator and distributor of registered investment companies with assets of approximately $10.5 billion. Forum, whose address is Two Portland Square, Portland, Maine 04101, is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. As of the date of this Prospectus, Forum and Forum Financial Corp. are controlled by John
Y. Keffer.

    Under the Administration Agreement, Forum supervises the administration of all aspects of the Company's operations, including the Company's receipt of services for which the Company is obligated to pay, provides the Company with general office facilities and provides, at the Company's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Company. Those persons, as well as certain employees and Directors of the Company, may be directors, officers or employees of Forum and its affiliates. For these services and facilities, Forum receives a fee computed and paid monthly at an annual rate of
 .25% of the average weekly net assets of the Company, subject to an annual minimum fee of $25,000.

    FFC, a registered transfer agent, acts as the Company's transfer agent and dividend disbursing agent. FFC maintains an account for each shareholder of the Company (unless such accounts are maintained by sub-transfer agents or processing agents) and performs other transfer agency and related functions. For these services, FFC will receive an annual fee of $12,000 plus account charges. The Company will also reimburse FFC for certain expenses incurred on behalf of the Company.

    FFC is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents, shareholder servicing agents, or processing agents, who may be affiliates of FFC, and who agree to comply with the terms of FFC's agreement with the Company. Among the services provided by such agents are answering customer inquiries regarding account matters; assisting shareholders in designating and changing various account options; aggregating and processing purchase orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of the Company, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing sub-accounting services for Company shares held beneficially; and providing such other services as the Company or a shareholder may request. FFC may pay these agents for their services, but no such payment will increase FFC's compensation from the Company.

CUSTODIAN

    The First National Bank of Boston, N.A., whose address is 150 Royall Street, Canton, Massachusetts 02021, is custodian for the securities and cash of the Company.

EXPENSES

    The Company will bear the expenses of its offering, which are estimated to be $129,000.00, including legal and accounting fees relating to its organization and the costs of preparing solicitation materials. Organizational expenses will be capitalized and amortized over a period of five years. In addition to the expenses to be paid to the investment adviser, administrator, transfer agent, dividend paying agent and custodian discussed within this prospectus, the Company will pay all other ongoing expenses, including but not limited to legal fees, accounting fees for preparation of financial statements and tax returns, annual audits, brokerage commissions, transfer taxes and other clearing, settlement and transactional charges.

                              PLAN OF DISTRIBUTION

    The common stock of the Company will be offered and sold by the Company to the public at $10.00 per share. Investors must pay for the securities by October 31, 1995. No arrangement has been made to place funds received in an escrow, trust, or similar arrangement.

             AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    All shareholders of the Company may elect to become participants in the Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan") by completing and signing a form of authorization. The authorization must be signed by the registered shareholders of an account. Participation is voluntary and may be terminated or resumed at any time upon written notice from the participant received by the Bank of Boston, the Plan Agent, prior to the record date of the next dividend. Additional information regarding the election may be obtained from the Company.

    Dividend payments and other distributions to be made by the Company to participants in the Plan either will be paid to the Plan Agent in cash (which then must be used to purchase shares in the open market) or will be represented by the delivery of shares depending upon which of the two options would be the most favorable to participants, as hereafter determined. On each date on which the

Company determines the net asset value of the shares (a "Valuation Date"), and which occurs not more than five business days prior to a date fixed for payment of a dividend or other distribution from the Company, the Plan Agent will compare the determined net asset value per share with the market price per share. For all purposes of the Plan, "market price" shall be deemed to be the highest price bid at the close of the market by any market maker on the date which coincides with the relevant Valuation Date, or, if no bids were made on such date, the next preceding day on which a bid was made. If the net asset value in any such comparison is found to be lower than said market price, the Plan Agent will demand that the Company satisfy its obligation with respect to any such dividend or other distribution by issuing additional shares to the Participants in the Plan at a price per share equal to the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share determined as of the close of business on the relevant Valuation Date. However, if the net asset value per share (as determined above) is higher than the market price per share, then the Plan Agent will demand that the Company satisfy its obligation with respect to any such dividend or other distribution by a cash payment to the Plan Agent for the account of Plan
Participants and the Plan Agent then shall use such cash payment to buy additional shares in the "open market" for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the first trading day following receipt of the cash payment from the Company, any remaining funds shall be used by the Plan Agent to purchase newly issued shares of the Company's common stock from the Company at the greater of the determined net asset value per share or ninety-five (95%) percent of the market price per share as of the date coinciding with or next preceding the date of the relevant Valuation Date.

    Participants in the Plan will also have the option of making additional cash payments to the Plan Agent, on a monthly basis, for investment in the Company's shares. Such payments may be made in any amount from a minimum of $50.00 to a maximum of $1,000.00 per month. The Company may, in its discretion, waive the maximum monthly limit with respect to any participant. At the end of each calendar month, the Plan Agent will determine the amount of funds accumulated. Purchases made from the accumulation of payments during any one calendar month will be made on or about the first business day of the following month ("Investment Date"). The funds will be used to purchase shares of the Company's common stock from the Company. If the net asset value of the shares is lower than the market price as of the Valuation Date which occurs not more than five business days prior to the relevant Investment Date, such shares will be newly issued shares and will be issued at a price per share equal to the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share. If the net asset value per share is higher than the market price per share, then the Plan Agent shall use such cash payments to buy additional shares in the "open market" for the account of the Plan Participants, provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant Valuation Date. In the event that the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the Investment Date, any remaining cash payments shall be used by the Plan Agent to purchase newly issued shares of the Company's common stock from the Company at the greater of the determined net asset value per share or ninety-five (95%) percent of the market price per share as of the relevant Valuation Date. All cash payments received by the Plan Agent in connection with the Plan will be held without earning interest. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants that wish to make voluntary cash payments should send such payments to the Plan Agent in such a manner that assures that the Plan Agent will receive and collect Federal Funds by the end of the month. This procedure will avoid unnecessary accumulations of cash and will enable participants to realize lower brokerage commissions and to avoid additional transaction charges. If a voluntary cash payment is not received in time to purchase shares in any calendar month, such payment shall be invested on the next Investment Date. A participant may withdraw a voluntary cash payment by written notice to the Plan Agent if the notice is received by the Plan Agent at least forty-eight hours before such payment is to be invested by the Plan Agent.

    Forum will perform bookkeeping and other administrative functions, such as maintaining all shareholder accounts in the Plan and furnishing written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan and of record as of the record date for determining those shareholders who are entitled to vote on any matter involving the Company. In case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by such shareholders as representing and limited to the total number of shares registered in the shareholder's name and held for the account of beneficial owners who have elected to participant in the Plan.

    There are no special fees or charges to participants other than reasonable transactions fees, which shall not exceed the lesser of five percent (5%) of the amount reinvested or three ($3.00) dollars and a termination fee of up to one ($1.00) dollar.

    With respect to purchases from voluntary cash payments, the Plan Agent will charge three ($3.00) dollars, plus a pro rata share of the brokerage commissions, if any. Brokerage charges for purchasing small blocks of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in larger blocks and prorating the lower commission rate thus applied.

    The automatic reinvestment of dividends and distributions will not relieve participants of any income tax liability associated therewith.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Company reserves the right to amend or terminate the Plan as applied to any voluntary cash payment received and any dividend or distribution to be paid subsequent to a date specified in a notice of the change sent to all shareholders at least ninety days before such specified date. The Plan may also be terminated on at least ninety days' written notice to all shareholders in the Plan.

                                NET ASSET VALUE

    The net asset value per share is determined as of the close of the last business day of the NYSE in each week, by dividing the value of the Company's portfolio securities plus all cash and other assets (including dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. In
accordance  with  generally  accepted   accounting  principles  for   investment
companies, dividend income is accrued on the ex-dividend date. The net asset value per share will be made available for publication.

    Each security will be valued on the basis of the last sale price on the valuation date on the principal exchange on which the security is traded or the National Association of Securities Dealers Automated Quotation National Market System. With respect to those securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available, the value shall be determined by taking the mean between the latest "bid" and "asked" prices. Securities for which quotations are not readily available and other assets will be valued at fair value as determined in good faith by the Board of Directors. Notwithstanding the above, any short-term debt securities with maturities of 60 days or less are valued at amortized cost.

                          CAPITAL STOCK OF THE COMPANY

    The Company is authorized to issue 100 million shares of capital stock, par value $.001 per share ("Capital Stock"). Each share of Capital Stock has equal voting, dividend, distribution and liquidation rights. The shares of Capital Stock offered hereby, when issued and paid for pursuant to the terms of this Offer, will be fully paid and non-assessable. The shares of Capital Stock are not redeemable and have no preemptive, conversion or cumulative voting rights.

    The Company's Articles of Incorporation provide that under certain conditions the affirmative vote of at least three-quarters of the outstanding voting stock is required: (i) to convert the Company into an open-end company;
(ii) to approve  any proposal  to dissolve,  merge or  consolidate the  Company;
(iii) to sell its assets or (iv) to effect any amendment to the Articles of Incorporation to make the Capital Stock a redeemable security (as well as to amend any of the foregoing provisions). In addition, the Articles of Incorporation provide that the Board of Directors is to consist of three classes of directors. During a three year cycle, two directors will be elected in the first year, another two directors will be elected in the second year, and one director will be elected in the third year. These provisions and others in the Articles of Incorporation make it more difficult for a third party to obtain control of the Company. A copy of the Articles of Incorporation may be obtained from the Securities and Exchange Commission.

    The Company may offer additional shares in accordance with its Repurchase Offers and additional shares may be issued under the Plan. See "Repurchase Offers" and "Automatic Dividend Reinvestment and Cash Purchase Plan." Other offerings of shares, if made, will require approval of the Company's Board of Directors. Any additional offering will be subject to the requirement of the 1940 Act that shares not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Company's outstanding shares.

SPECIAL VOTING PROVISIONS

    The Company has provisions in its Articles of Incorporation and Bylaws that could have the effect of limiting the ability of other entities or persons to acquire control of the Company, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, the Board of Directors will be divided into three classes having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only by a vote of the holders of at least 75% of the shares of the Company entitled to be voted on the matter.

    In addition, conversion of the Company from a closed-end to an open-end investment company requires the affirmative vote of at least 75% of the directors and of the holders of 75% of the shares of the Company unless approved by at least 75% of the Continuing Directors, as defined below, in which case a majority of the votes entitled to be cast by shareholders of the Company will be required to approve such conversion. If the Company were to be converted into an open-end investment company, it could be restricted in its ability to redeem its shares (otherwise than in kind) because, in light of the limited depth of the markets for certain securities in which the Company may invest, there can be no assurance that the Company could realize the then market value of the portfolio securities the Company would be required to liquidate to meet redemption requests.

    The affirmative votes of at least 75% of the directors and the holders of at least 75% of the shares of the Company are required to authorize any of the following transactions:

       (i) merger, consolidation or share exchange of the Company with or into any other person;

      (ii) issuance or transfer by the Company (in one or a series of transactions in any 12-month period) of any securities of the Company to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Company in connection with a public offering, issuances of securities of the Company pursuant to a dividend reinvestment plan adopted by the Company or pursuant to a stock dividend and issuances of securities of the Company upon the exercise of any stock subscription rights distributed by the Company;

     (iii) sale,   lease,   exchange,  mortgage,   pledge,  transfer   or  other
    disposition by the Company (in one or a series of transactions in any 12-month period) to or with any person of any assets of the Company having an aggregate fair market value of $1,000,000 or more, except for portfolio transactions effected by the Company in the ordinary course of its business and except with respect to repurchases or redemptions of shares of the Corporation (transactions within clauses (i) and (ii) and this clause (iii) each being known individually as a "Business Combination");

      (iv) any  proposal as to  the voluntary liquidation  or dissolution of the
    Company  or  any  amendment  to   the Company's  Articles  of  Incorporation
    to terminate its existence; and

       (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Company's assets.

    However, in the case of a Business Combination described in (i) and (iii) above, a 75% shareholder vote will not be required if the transaction is approved by a vote of at least 75% of the Continuing Directors (as defined below). In such case, a majority of the votes entitled to be cast by shareholders of the Company will be required to approve such transaction. In addition, a 75% shareholder vote will not be required with respect to a transaction described in clause (iv) above if it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which case a majority of the votes entitled to be cast by shareholders of the Company will be required to approve such transaction. The Company's By-laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at shareholders' meetings where the Company has not received sufficient prior notice of the matters.

    Reference is made to the Articles of Incorporation and By-laws of the Company, on file with the Securities and Exchange Commission, for the full text of these provisions. See "Further Information." These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Company in a tender offer or similar transaction. In the opinion of the Board of Directors, however, these provisions offer several possible advantages. They may require persons seeking control of the Company to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Company's ability to pursue long-term strategies that are consistent with its investment objectives. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of shareholders generally.

    A "Continuing Director" is any member of the Board of Directors of the Company (i) who is not a person or affiliate of a person who enters or proposes to enter into a Business Combination with the Company (such person or affiliate, being an "Interested Party") and (ii) who has been a member of the Board of Directors of the Company for a period of at least 12 months (or since the commencement of the Company's operations, if less than 12 months), or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Company.

                                     TAXES

    The Company intends to qualify as a "regulated investment company" for federal income tax purposes. In order to be taxed as a regulated investment company, the Company must meet a number of requirements, including the requirements with respect to diversification of assets, distribution of income and sources of income.

    Shareholders may be proportionately liable for taxes on income and gains of the Company. Distributions by the Company of its net investment income, and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable to shareholders as ordinary income. Distributions by the Company of the excess, if any, of its net long-term capital gain over its net short-term capital loss will be designated as capital gain dividends and will be taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares. If the Company fails to qualify as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Company's net long-term capital gains) to the extent of the Company's current and accumulated earnings and profits.

    It is the Company's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the requirements imposed by the Code. The Company may, however, subject to the review of the Board of Directors, retain the net realized long-term capital gains of the Company. In such event, the taxes thereon would be paid by the Company and appropriate credit allowed to the shareholders of the Company, pursuant to section 852(b)(3)(D) of the Code.

    A statement setting forth the Federal income tax status of all distributions made (or deemed made) during the year will be sent to shareholders promptly after the end of each year.

    OFFERS TO REPURCHASE SHARES. A shareholder who, pursuant to a repurchase offer, tenders all shares owned or considered owned by such shareholder will realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term depending upon the shareholder's holding period for the shares. If a tendering shareholder tenders less than all shares owned by and attributed to such shareholder (or if the Company purchases only some of the shares tendered by a shareholder), and if the distribution to such shareholder does not otherwise qualify as an exchange, the proceeds received will be treated as a dividend, return of capital or capital gain depending on the Company's earnings and profits and the shareholder's basis in the tendered shares. There is a risk that shareholders may be considered to have received a deemed distribution as a result of the repurchase by the Company of tendered shares and that such distribution may be taxable as a dividend in whole or in part.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Management.............................................................................   2

Investment Adviser and Investment Advisory Agreements..................................   3

Portfolio Transactions and Brokerage...................................................   7

Allocation of Investments..............................................................   8

Tax Matters............................................................................   8

General Information....................................................................  13

Financial Statements...................................................................  14

                            ------------------------

    No dealer, salesperson or any other person has been authorized to give information or make any representation not contained in this Prospectus in connection with the offer made by this Prospectus, and if given or made, such information or representation must not be relied upon as having been authorized by the Company or the selling agents. This Prospectus does not constitute an offer to sell, or a solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.

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                               TABLE OF CONTENTS

                                                    PAGE
                                                    -----

Prospectus Summary.............................   2

Special Risk Considerations....................   4

Summary of the Company's Expenses..............   5

The Company and Its Objectives, Policies and
 Risks.........................................   6

Management of the Company......................  14

Plan of Distribution...........................  16

Automatic Dividend Reinvestment and Cash
 Purchase Plan.................................  16

Net Asset Value................................  18

Capital Stock Of The Company...................  18

Taxes..........................................  20

INVESTOR INFORMATION: (207) 879-0001

INVESTMENT ADVISER
Hutner Capital Management, Inc.
14 Wall Street
New York, New York 10005

ADMINISTRATOR AND DISTRIBUTOR
Forum Financial Services, Inc.
Two Portland Square
Portland, Maine 04101

CUSTODIAN
The First National Bank of Boston, N.A.
150 Royall Street
Canton, Massachusetts 02021

LEGAL COUNSEL
Battle Fowler LLP
75 East 55th Street
New York, New York 10022

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414


                                3,000,000 SHARES

                              AVALON CAPITAL, INC.

                                  COMMON STOCK

                             ---------------------

                                   PROSPECTUS

                             ---------------------

                                     [LOGO]

                         FORUM FINANCIAL SERVICES, INC.
                                  DISTRIBUTOR

                               SEPTEMBER 22, 1995

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